THE ALGER AMERICAN FUND

                      Supplement dated May 12, 2006 to the
                         Prospectuses dated May 1, 2006
             that offer the Alger American Income & Growth Portfolio

Andrew Silverberg has been appointed a co-manager of the Alger American Income & Growth Portfolio. Accordingly, the following information updates the relevant disclosure in the section entitled "Management and Organization":

Dan C. Chung, CFA, Kevin Collins, CFA, and Andrew Silverberg are the individuals responsible for the day-to-day management of the Income & Growth Portfolio's investments.

Mr. Silverberg, co-manager of the Income & Growth Portfolio since May 2006 and assistant portfolio manager of the MidCap Growth Portfolio since September 2003, has been employed by the Manager as a Vice President and Senior Analyst since December 2004, as an Analyst from October 2004 to December 2004 and as an Assistant Vice President from September 2002 to December 2004, prior to which period he was a research analyst at Mark Asset Management Corporation from June 1999 until September 2001 and a research intern at MBF Capital Corporation from December 1998 until June 1999.